UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
_______________________________
FORM 8-K
_______________________________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): June 9, 2015 (June 9, 2015)

_______________________________
ENDO INTERNATIONAL PLC
(Exact Name of Registrant as Specified in Its Charter)
_______________________________

Ireland	001-36326	Not Applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

First Floor, Minerva House, Simmonscourt Road, Ballsbridge, Dublin 4, Ireland	Not Applicable
(Address of principal executive offices)	(Zip Code)
Registrant's telephone number, including area code 011-353-1-268-2000
Not Applicable
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.    Submission of Matters to a Vote of Security Holders.

(a)	On June 9, 2015, Endo International plc (the Company) held its Annual General Meeting of Shareholders in Dublin, Ireland.

(b)	Shareholders voted on the matters set forth below.

1.
The proposal to elect, by separate resolutions, nine directors, representing all of the members of the Board of Directors of the Company, to serve until the next Annual General Meeting of Shareholders or until their successors are duly elected and qualified was approved based upon the following votes:

Nominee	Votes For Approval	Votes Against	Abstentions	Broker Non-Votes
Roger H. Kimmel	151,827,957	898,469	122,618	4,074,581
Rajiv De Silva	152,442,504	285,478	121,062	4,074,581
Shane M. Cooke	152,706,406	21,394	121,244	4,074,581
Arthur J. Higgins	151,192,031	1,536,563	120,450	4,074,581
Nancy J. Hutson, Ph.D.	152,366,760	362,307	119,977	4,074,581
Michael Hyatt	150,669,554	2,058,912	120,578	4,074,581
William P. Montague	151,156,706	1,571,388	120,950	4,074,581
Jill D. Smith	152,476,881	252,413	119,750	4,074,581
William F. Spengler	151,738,158	974,888	135,998	4,074,581

2.
The proposal to approve the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2015 and to authorize the Audit Committee of the Board of Directors to determine the Auditors’ remuneration was approved based upon the following votes:

Votes for approval	156,307,713
Votes against	472,717
Abstentions	143,195

3.	The proposal to approve, by advisory vote, named executive officer compensation was approved based upon the following votes:

Votes for approval	125,944,847
Votes against	26,778,522
Abstentions	125,675
Broker non-votes	4,074,581

4.	The proposal to approve the Company's 2015 Stock Incentive Plan was approved based upon the following votes:

Votes for approval	130,007,476
Votes against	22,717,763
Abstentions	123,805
Broker non-votes	4,074,581

5.	Such other matters as may properly come before the Annual General Meeting of Shareholders or any adjournment or postponement thereof:
None.

(c)	Not applicable.

(d)	Not applicable.

Item 9.01.    Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired.
Not applicable.

(b)	Pro Forma Financial Information.
Not applicable.

(c)	Shell Company Transactions.
Not applicable.

(d)	Exhibits.
Not applicable.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ENDO INTERNATIONAL PLC
(Registrant)

By:	/s/ Matthew J. Maletta
Name:	Matthew J. Maletta
Title:	Executive Vice President, Chief Legal Officer
Dated: June 9, 2015